UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2013

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2013	JULY 31, 2013

DOMINI SOCIAL EQUITY FUND®

INVESTOR SHARES, CLASS A SHARES, INSTITUTIONAL SHARES & CLASS R SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUNDSM

INVESTOR SHARES, CLASS A SHARES, & INSTITUTIONAL SHARES

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES & INSTITUTIONAL SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News & Activism
5	An Inflection Point: Worker Health and Safety in Bangladesh

Fund Performance and Holdings
12	Domini Social Equity Fund
21	Domini International Social Equity Fund
32	Domini Social Bond Fund

40	Expense Example

Financial Statements
42	Domini Social Equity Fund
42	Domini International Social Equity Fund
67	Domini Social Bond Fund

82	Board of Trustees’ Approval of Management and Submanagement Agreements

92	Trustees and Officers

95	Proxy Voting Information

95	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ended July 31, 2013 has been positive for financial markets, both in the United States and throughout the world. Equities outpaced bonds, as confidence that much of the economic woes of the past five years seems to have been worked through. On top of that, the unwinding of the wars in Afghanistan and Iraq has continued apace, allowing Americans to hope that we can return to a more fruitful global economic role. In one regard, however, we Americans have come to see in horrifyingly raw terms some of the downsides of a global economy.

On April 24, 2013, an eight-story apparel factory building, Rana Plaza, collapsed in Dhaka, the capital of Bangladesh. In the end a death total of at least 1,127 people was fixed, with roughly 2,500 more injured. The loss of life was staggering. It was the deadliest garment-factory accident in history. For many Americans, it brought to mind the Triangle Shirtwaist Factory fire, which led to many of our workplace safety laws. It is heartbreaking to think that, 102 years later, we had not exported to the rest of the world basic workplace safety standards. Worse still, it is heartbreaking to think that Americans were significant purchasers of the goods that were being made at Rana Plaza.

This report will focus on the work that responsible investors have undertaken both before and since the events in April. We will also look at corporate initiatives that may lead to a greater respect for basic safety for factory workers at least in Bangladesh, but hopefully globally.

Progress is lagging in shifting the mindset of consumers in advanced nations. There are many reasons that we are unwilling to pay the full cost of, for instance, a new T-shirt. For many of us, it is simply that life presents a constant struggle to make ends meet, and so we feel it is irresponsible to pay more than is necessary. Others seek goods manufactured by companies we believe are responsible in the way that they source their goods, but do draw the line when prices seem too high.

Socially responsible investing can be seen as a customer making an enlightened decision. Certainly we at Domini Social Investments strive to reduce the harm that investors are capable of creating. And we hear from our shareholders that, in addition to pursuing financial goals, they invest with us because they want to be a part of something solution-oriented.

THE WAY YOU INVEST MATTERS®

I’ve done a lot of thinking about consumption and the Rana Plaza collapse, and I have come to feel that the move towards either local sourcing or specific person-to-person sourcing is perhaps the most powerful social economic movement of the current decade. No matter where I travel in the United States and Europe (I haven’t been beyond during the past year), I see boastful signs that let me know that the honey was made just up the street or that the peaches are local. When I enter a coffee shop I see the poster about the cooperative on which the coffee was grown and roasted.

At the same time, I understand that globalization will not be reversed, and that it has produced benefits for people. The garment industry represents roughly eighty percent of Bangladesh’s exports. Wages are extremely low, but those are jobs. We need a more humane global economy that supports both the farmer up the road and the working family on the other side of the globe. If the financial crisis taught us nothing else, it taught us that we are all in this together. We must find a way to make globalization work for everyone. This has not, and will not, happen by itself.

Consumers who want to know where and by whom their products were made are quietly reshaping commerce. They create the potential for stronger local economies where a once powerful, but now missing factory once employed thousands. They allow creative entrepreneurs from around the world to find those who want their products and who will pay a fair price for it because the middleman has been removed. And as this demand grows, new technologies, connecting people with each other, are springing up to assist, which in turn makes the purchase easier and the circle stronger.

This past year the world witnessed the horrific result of the old way of capitalism, the hopeful response of some companies that see human life as worth more than a cheap T-shirt, and the rapid expansion of interest in a more personal approach to consumption. It is potentially a flex point and I will be watching the results closely.

Thank you for your investment, and for your commitment to a better world.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS & ACTIVISM

In Memoriam: Rian Fried

Rian Fried, one of a handful of people who shaped what is now called “socially responsible investing,” passed away on July 3. A passionate and disciplined man, Rian sought to return capitalism to its initial purpose of helping to create a good life, and he was boundless in his enthusiasm for sustainable investing.

In 1984, Rian founded Clean Yield with Doug Fleer. I have received the Clean Yield newsletter ever since, and I have never ceased to be amazed by the bold voice with which it presents groundbreaking new ideas. In the 1980s, he traveled to Boston many times, as a small group of us met to discuss our shared vision. From these meetings grew a shared commitment to the values of responsible investing: careful selection of investments with environmental and social standards in mind; direct engagement with companies and government agencies to mitigate injustices; and support for grassroots efforts to expand the economic well-being of ordinary people. I will always be grateful to Rian for his quiet insistence that values come first.

Not every passing of a giant is recorded in the headlines, but we in the field of socially responsible investing know full well that Rian Fried was a cornerstone to our thinking and our work. Our hearts are heavy at his passing. — Amy Domini

Ocean Conservation

The Bering Sea boasts one of the most vibrant and diverse ecosystems in the world. It is the source of over half of the seafood caught in the United States and home to some of the world’s most lucrative fisheries. At its heart, lie two of the world’s largest canyons. Sadly, excessive fishing, particularly from Alaska’s pollock fishery, threatens to destroy this precious ecosystem. Greenpeace has spearheaded the campaign to protect this magnificent region, and over the past year Domini has raised these concerns with McDonald’s and Costco — two major seafood buyers. On the eve of a critical meeting of the North Pacific Fishery Management Council, Greenpeace asked us to try again. Greenpeace soon reported that our email to McDonald’s was circulating at the meeting, and that the company’s constructive engagement had borne fruit — Greenpeace now has a plan they believe they can work with. We were pleased to play a small role in moving this critical issue forward, and we thank McDonald’s for their efforts.

THE WAY YOU INVEST MATTERS®

AN INFLECTION POINT: WORKER HEALTH AND SAFETY IN BANGLADESH

On March 25, 1911, a fire swept through the 8th-10th floors of the Asch Building in lower Manhattan, occupied by the Triangle Waist Company garment factory. This tragic event, which killed 146 young immigrant workers, helped spur the growth of unions and set in motion a series of legal reforms to protect U.S. garment workers from such preventable disasters.

More than 100 years later, however, garment workers around the world still face the same risks that led to that tragedy. The recent collapse of the Rana Plaza factory complex in Bangladesh was the worst disaster in the history of the apparel industry. The owners of the eight-story complex had illegally added three floors to the building, and although cracks had been seen in the walls the day before the collapse, the factory owner chose to ignore warnings and protests, and ordered workers into the building.

Unfortunately, Rana Plaza was no anomaly. Factory disasters claim the lives of countless workers around the world every year. In Bangladesh, more than 1,800 workers have been killed during the past eight years, and in the past eight months alone, approximately 130 Bangladeshi workers have lost their lives in factory fires.

Globally we have seen a continuous search for the lowest-cost facilities, but nowhere has this issue become as critical as it is in Bangladesh, where the apparel sector employs more than four million people, mostly women. The minimum wage in the country is $38.50 per month, less than half the wage paid in Cambodia and a quarter of the wage paid in China. According to the World Bank, as of 2010, Bangladesh ranked last in terms of minimum wages for factory workers. This race to the bottom has made Bangladesh the second-largest global apparel exporter, behind China. Adding to the problem is a history of weak labor unions and strong representation of factory owners in government. Roughly ten percent of Bangladesh’s parliamentary seats are currently held by garment industry leaders. The sector’s political influence has been, predictably, an obstacle to meaningful reform.

In the same way that the Triangle Shirtwaist fire brought attention to these issues in the United States a century ago, Rana Plaza has now brought attention to these issues globally. Below, we discuss several paths that companies have taken to improve worker health and safety, particularly in Bangladesh, where the issue has become most critical.

THE WAY YOU INVEST MATTERS®

Factory Monitoring Efforts

When we began reaching out to companies to discuss supply-chain sweatshop issues in the mid-1990s, we heard a common refrain: “we don’t own these factories.” However, as responsible investors, consumer activists, students and other labor rights groups engaged with companies to discuss the advantages of taking on greater accountability, things began to change. Companies in a wide range of industries have since adopted codes of conduct for their suppliers and have instituted factory monitoring programs. Many have supplemented these efforts with training programs to educate workers and managers on factory safety and labor rights. Some companies, like Gap, have recognized that a degree of responsibility also lies back at corporate headquarters, where cost-cutting initiatives and last-minute changes to orders can trigger overtime violations and increased pressures on factory managers to cut corners on safety.

It is clear, however, that these efforts have been insufficient to address systemic problems that persist in factories around the world, including excessive hours, forced labor, child labor and safety problems. Many multinational corporations report that they are serving a regulatory function with factory owners that should be played by government. While several leading companies have partnered with civil society organizations to find more lasting solutions, Rana Plaza has made it abundantly clear that more drastic and immediate action is needed.

Banning Production in Bangladesh

Global brands cannot police factory working conditions if they do not know where their clothes are being made. When a company places an order with a factory that meets its standards, it is not uncommon for that factory to ship the order to another factory without the buyer’s knowledge. This practice of unauthorized subcontracting is endemic in Bangladesh, where it is estimated that half of the nation’s roughly 5,000 factories are subcontractors. Even companies with rigorous monitoring programs risk finding their orders being produced at factories not on their approved lists. Such was the case when several boxes of Disney sweatshirts were found at the Tazreen factory after a November fire that killed 112 workers.

Our relationship with the Walt Disney Company dates back to 1996, when we first encouraged the company to take greater responsibility over its supply chain. Since then, we have seen a dramatic evolution in its approach to these issues. In addition to providing feedback over the years on Disney’s code of conduct and audit program, we have also visited factories and participated in a hands-on project with Disney and

THE WAY YOU INVEST MATTERS®

McDonald’s to find a better path towards sustained factory compliance with labor standards.

Two months before Rana Plaza, Disney executives reached out to obtain our feedback on their plans to withdraw from Bangladesh. Disney permits licensing of its name and characters for production in more than 170 countries. While Bangladesh represented only a very small portion of its global sourcing, Disney believed it presented significant risks. Leaving Bangladesh could help the company reduce risk to its brand and allow it to focus where it has a better chance of improving working conditions. Therefore, in March, Disney announced that Bangladesh had been removed from its “Permitted Sourcing Countries” list.

Some have accused Disney of “cutting and running,” a tactic that companies use to avoid accountability for sweatshop conditions, but we disagree with those accusations. Disney’s limited economic activity in Bangladesh would have afforded it little leverage with factory management, but by publicly withdrawing, it was able to exercise its leverage as a global brand to send a clear message. The Bangladeshi government needs to understand that substandard working conditions will have economic consequences if it does not take immediate action.

A Shift in Worker Safety Initiatives

For many companies, however, leaving Bangladesh is not a viable option. These companies instead must take a hands-on approach to reform.

In the wake of the collapse, several significant initiatives have arisen to improve worker safety issues. Most notable is the Accord on Fire and Building Safety (“the Accord”) — a five-year, multi-stakeholder agreement between retailers, non-governmental organizations, and labor unions to maintain minimum safety standards in the Bangladesh textile industry. We believe that this initiative is the best hope for meaningful reform. As a legally-binding agreement, the Accord represents a significant shift from past practice. Its board of directors, which is chaired by the International Labor Organization (ILO), is split evenly between corporations and labor unions. We believe that this equal representation of trade unions is critical. Domini’s Global Investment Standards have always recognized that:

“Healthy and vital unions play a crucial role in addressing the imbalances in power that often arise between corporate management and workers in their struggle for fair working conditions. Without unions, the possibilities for long-term equal partnerships between management and labor would be vastly diminished.”

THE WAY YOU INVEST MATTERS®

One Rana Plaza survivor told Time: “The managers forced us to return to work, and just one hour after we entered the factory the building collapsed….” It was not simply lax regulations, political corruption and greed that led to these deaths — it was also fear. In order for desperately poor workers to stand up for themselves, they need strong labor unions.

To date, the Accord has been signed by more than 80 companies, primarily based in Europe. One of the first to sign was Hennes and Mauritz (H&M, Sweden). Over the past three years, we have seen impressive improvements in H&M’s approach to labor conditions in its supply chain. The company has advocated for increases to the minimum wage and for the adoption of a “living wage” standard, and has pledged to remain in Bangladesh even if wages rise.

Some of the other major global brands that have signed the Accord include Fast Retailing (Uniqlo, Theory), PUMA, Carrefour, Tesco, Next and Marks & Spencer. The decision to sign the Accord by Japan’s Fast Retailing, one of the world’s largest retailers, supplements an already impressive social profile, including its practice of publicly reporting the results of its factory audits and the remedial measures its takes. To date, only a handful of American companies, including PVH (Calvin Klein, Tommy Hilfiger) and American Eagle Outfitters, have signed the Accord.

DOMINI HELPS LEAD INVESTOR RESPONSE TO RANA PLAZA

In May, Domini worked with other investors affiliated with the Interfaith Center on Corporate Responsibility (ICCR) to draft a public statement urging global companies sourcing from Bangladesh to sign the Accord on Fire and Building Safety and to strengthen local trade unions, disclose suppliers, and ensure appropriate grievance and remedy mechanisms for workers.

More than 200 institutional investors from around the world, representing more than $3.1 trillion, signed our statement. The first 120 signatories came together in only 48 hours, a strong testament to the seriousness of this issue and the need for systemic reform. Visit www.domini.com to read the Investor Statement.

THE WAY YOU INVEST MATTERS®

Citing legal concerns with the Accord, a group of 20 North American retail companies, including Gap, Wal-Mart, Target, Macy’s, Nordstrom and Costco, announced another initiative — The Alliance for Bangladesh Worker Safety (“the Alliance”). While we favor the Accord over the Alliance because of its legally-binding nature and the role of labor unions in its governance structure, both initiatives represent an important shift in approach to worker safety issues. Both the Accord and the Alliance focus on bottom-line, critical reforms to address urgent fire and safety issues; both recognize the need for competitors to work together toward common solutions, to share the results of their factory inspections with each other, and to enforce common standards; both are committed to a level of public transparency; and both recognize the need for workers to have a voice.

Moving Forward

Domini is currently helping to coordinate a global investor coalition focused on factory safety in Bangladesh. In the coming months, as we follow developments with the Accord and the Alliance, we will turn careful attention to those apparel companies that have not signed up for either initiative.

Here are a few additional changes we will continue to push for, both in Bangladesh and around the world:

•	A global dialogue is needed about the definition and achievement of a sustainable living wage — sufficient for a worker to support a family and save for the future.

•	A social safety net should be provided for the families of workers who are injured or killed in the line of work.

•

The New York Times reports that children in Bangladesh can tell the latest fashion trend based on the color of the water in the canal that runs past their schoolhouse. The environmental consequences of global supply chains are significant and must be addressed.

•

We would like to see the Accord model, which incorporates cross-company information sharing, an active partnership with unions and a commitment to public transparency, become the norm for global supply chains everywhere.

•	While Bangladesh may be the flash point today, similar problems persist in other countries around the globe. It is our hope that the reforms sparked by Rana Plaza will reach beyond Bangladesh.

***

THE WAY YOU INVEST MATTERS®

Rozina Akter, a 21-year-old survivor of the Rana Plaza collapse, told the Wall Street Journal: “I’ll go back to work as soon as I get better. Not all buildings will collapse.” What other choice does she have?

Like the Triangle Shirtwaist fire of another era, we hope to look back on Rana Plaza as a turning point for Bangladesh, and an end to the global “race to the bottom” that this poor country has come to symbolize. We hope that it will catalyze a new era of labor reforms that will provide young women like Ms. Akter with more acceptable and dignified choices. As investors, we will continue to do our part to bring that hope to fruition.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. Wal-Mart is not currently approved for, or held by, any of the Domini Funds. As of July 31, 2013, American Eagle Outfitters, Puma, PVH and Tesco were not held by any of the Domini Funds. The composition of the Funds’ portfolios is subject to change.

An investment in the Domini Social Equity Fund and the Domini International Social Equity Fund is subject to market risks such as sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

This material must be preceded or accompanied by a current prospectus. DSIL Investment Services LLC, Distributor. 09/13

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DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2013, the Fund’s Investor shares gained 20.87%, lagging the S&P 500 Index, which returned 25.00%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments and Wellington Management. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes quantitative modeling techniques to manage the portfolio.

Security selection drove the fiscal year’s relative underperformance. Favorable security selection within the consumer staples, health care and industrials sectors was not enough to offset performance detractors within the financials, energy and consumer discretionary sectors. Sector allocation also detracted from relative performance during the period.

The past year presented several challenges to our approach. While we generally favor stocks with attractive valuation characteristics (high-cash- flow yield, for example), these stocks remained at a discount during the first half of the Fund’s fiscal year, despite an environment that has historically favored value stocks (a marginally improving macroeconomic backdrop and positive equity market returns). This valuation gap hurt relative performance throughout the first half of the period. As we entered 2013, this trend partially reversed, as the spread between the most expensive and cheapest stocks contracted. This was complemented by strong performance during the period’s latter half from self-funding firms that were buying back shares and retiring debt, as well as by stocks with conservative capital expenditures, which outperformed those making more aggressive investments, as the market remained wary of future growth prospects.

A final thematic driver of relative underperformance over the trailing 12 months was the unusually large negative impact from modest industry tilts, especially within the energy sector. Specifically, natural gas stocks struggled throughout the year as the price of natural gas remained relatively weak.

In terms of individual holdings, top detractors from relative performance included: Annaly Capital Management, a real estate investment trust that saw its shares decline as investors feared that the sharp rise in interest rates towards the end of the period would erode the company’s book value; American Capital Agency, a real estate investment trust that reported disappointing earnings driven by market volatility and higher leverage to weaker-performing investments; and Apache, an oil and gas company that struggled with the aforementioned weak price of natural gas.

Top contributors to relative performance included: Celgene, a biotechnology company that saw its shares move higher after the company provided better than expected long-term guidance and a positive update on a greatly anticipated clinical study; supermarket retailer Kroger, which delivered positive results in the face of weakening consumer demand and an encouraging outlook; and the food and beverage company Dean Foods, which rose during the period, with the market responding favorably to the company’s move to press forward with progress against target-cost savings for 2013.

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Microsoft Corporation	3.7%	Eli Lilly and Company	2.5%
The Kroger Company	2.7%	Celgene Corporation	2.5%
Oracle Corporation	2.7%	Fifth Third Bancorp	2.3%
Apache Corporation	2.7%	The TJX Companies, Inc.	2.2%
Mylan Inc.	2.7%	Sealed Air Corporation	2.2%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
(As of 7/31/13)	1 Year	20.87%	25.00%
	5 Year	7.73%	8.25%
	10 Year	6.21%	7.64%
	Since Inception (6/3/91)	8.22%	9.03%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.24% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 (S&P 500) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
(As of 7/31/13)	1 Year	15.14%	20.88%	25.00%
	5 Year*	6.69%	7.73%	8.25%
	10 Year*	5.69%	6.21%	7.64%
	Since Inception (6/3/91)*	7.98%	8.22%	9.03%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.74% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 (S&P 500) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
(As of 7/31/13)	1 Year	21.36%	25.00%
	5 Year*	7.73%	8.25%
	10 Year*	6.21%	7.64%
	Since Inception (6/3/91)*	8.22%	9.03%

COMPARISON OF $1 MILLION INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.81% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 (S&P 500) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
(As of 7/31/13)	1 Year	21.21%	25.00%
	5 Year	8.10%	8.25%
	10 Year*	6.54%	7.64%
	Since Inception (6/3/91)*	8.37%	9.03%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.90% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 (S&P 500) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Reflects the performance of the Investor shares prior to November 28, 2003, the date the Class R shares were first offered. This earlier performance has not been adjusted to take into account the lower expenses applicable to Class R shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2013

SECURITY	SHARES	VALUE

Common Stocks – 99.4%
Consumer Discretionary – 14.5%
AMC Networks Inc Cl A (a)	42,900	$2,928,354
AutoZone Inc (a)	29,800	13,367,684
Best Buy Co Inc	866	26,058
Chipotle Mexican Grill Inc (a)	5,835	2,405,595
Coach Inc	70,233	3,731,479
DIRECTV (a)	299,900	18,974,673
GameStop Corp Cl A	76,900	3,772,714
Gannett Co Inc	372,000	9,582,720
Gap Inc/The	293,845	13,487,486
Home Depot Inc/The	218	17,229
JC Penney Co Inc (a)	596	8,702
Johnson Controls Inc	283	11,379
L Brands Inc	219	12,214
Lowe’s Cos Inc	364	16,227
Macy’s Inc	48,700	2,354,158
McDonald’s Corp	101	9,906
NIKE Inc Cl B	188	11,829
Nordstrom Inc	35,300	2,161,772
O’Reilly Automotive Inc (a)	56,500	7,077,190
priceline.com Inc (a)	6,000	5,254,020
Ross Stores Inc	48,000	3,238,560
Scholastic Corp	316	9,638
Scripps Networks Interactive Inc Cl A	246,200	17,423,574
Staples Inc	666	11,335
Starbucks Corp	207	14,747
TJX Cos Inc	373,000	19,410,920
Target Corp	181	12,896
Tiffany & Co	152	12,086
Walt Disney Co/The	242	15,645
Whirlpool Corp	7,600	1,017,944

		126,378,734

Consumer Staples – 11.0%
Avon Products Inc	374	8,550
Bunge Ltd	148	11,249
Coca-Cola Co/The	94,492	3,787,239
Coca-Cola Enterprises Inc	58,000	2,177,320
Costco Wholesale Corp	120	14,075
Dean Foods Co (a)	209,500	2,283,550
Delhaize Group SA ADR	55,500	3,662,445
Dr Pepper Snapple Group Inc	210	9,815
Energizer Holdings Inc	107,500	10,943,500
Hershey Co/The	143	13,566

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Hillshire Brands Co	483,800	$17,034,598
JM Smucker Co/The	81,600	9,181,632
Kimberly-Clark Corp	21,641	2,138,131
Kraft Foods Group Inc	223	12,617
Kroger Co/The	610,730	23,983,367
Mondelez International Inc Cl A	265	8,287
Monster Beverage Corp (a)	140,400	8,562,996
PepsiCo Inc	161	13,450
Procter & Gamble Co/The	155	12,447
Safeway Inc	144,900	3,736,971
Saputo Inc	177,300	8,195,415
Whole Foods Market Inc	248	13,784

		95,805,004

Energy – 7.4%
ARC Resources LTD	380	9,573
Apache Corp	294,591	23,640,928
Concho Resources Inc (a)	100	8,969
Devon Energy Corp	104,800	5,765,048
Energen Corp	187	11,199
Ensco PLC Cl A	172,600	9,896,884
National Oilwell Varco Inc	120	8,420
Noble Energy Inc	35,570	2,222,769
Patterson-UTI Energy Inc	438,900	8,677,053
Penn West Petroleum Ltd	915	10,797
Pioneer Natural Resources Co	88	13,619
Southwestern Energy Co (a)	371,287	14,402,223

		64,667,482

Financials – 16.9%
American Capital Ltd (a)	853,500	11,658,810
American Express Co	191	14,090
Annaly Capital Management Inc	1,022,600	12,189,392
Fifth Third Bancorp	1,030,400	19,814,592
Genworth Financial Inc Cl A (a)	195,500	2,539,545
Hartford Financial Services Group Inc	610,600	18,843,116
Kimco Realty Corp	822,900	18,556,395

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

SECURITY	SHARES	VALUE

Financials (Continued)
Lincoln National Corp	134,700	$5,612,949
MetLife Inc	119,100	5,766,822
NYSE Euronext	343	14,461
Nomura Holdings Inc ADR	285,400	2,174,748
PNC Financial Services Group Inc/The	62,990	4,790,390
Piedmont Office Realty Trust Inc Cl A	377,800	6,834,402
Prudential Financial Inc	111,100	8,773,567
State Street Corp	58,200	4,054,794
SunTrust Banks Inc	236,400	8,224,356
US Bancorp/MN	346	12,913
Unum Group	556,700	17,613,988

		147,489,330

Health Care – 11.4%
Becton Dickinson and Co	128	13,276
Biogen Idec Inc (a)	61,400	13,393,182
CareFusion Corp (a)	288,600	11,131,302
Celgene Corp (a)	146,300	21,485,618
Eli Lilly & Co	418,300	22,215,913
Gilead Sciences Inc (a)	98,900	6,077,405
Mylan Inc/PA (a)	693,500	23,273,860
Varian Medical Systems Inc (a)	30,000	2,175,000

		99,765,556

Industrials – 8.2%
3M Co	115	13,504
AGCO Corp	134,900	7,588,125
Brink’s Co/The	98,900	2,643,597
Cummins Inc	83	10,059
Dun & Bradstreet Corp/The	90,400	9,368,152
Flowserve Corp	282,600	16,017,768
Herman Miller Inc	422	11,862
Interface Inc	692	13,141
JetBlue Airways Corp (a)	1,688	11,040
Pitney Bowes Inc	330,800	5,461,508
RR Donnelley & Sons Co	629	11,945
Robert Half International Inc	263,300	9,805,292
Rockwell Automation Inc	25,100	2,430,935

SECURITY	SHARES	VALUE

Industrials (Continued)
Southwest Airlines Co	1,317,154	$18,216,240
United Parcel Service Inc Cl B	131	11,371

		71,614,539

Information Technology – 20.1%
Advanced Micro Devices Inc (a)	3,150	11,876
Apple Inc	29,790	13,479,975
Applied Materials Inc	762	12,428
CA Inc	125,700	3,738,318
Cisco Systems Inc	177,404	4,532,672
Dell Inc	560	7,095
EMC Corp/MA	373	9,754
F5 Networks Inc (a)	31,800	2,790,768
First Solar Inc (a)	358	17,628
Google Inc Cl A (a)	4,516	4,008,402
Hewlett-Packard Co	82,240	2,111,923
Intel Corp	90,341	2,104,945
International Business Machines Corp	9,952	1,941,038
LSI Corp (a)	400,000	3,112,000
Mastercard Inc Cl A	28,470	17,384,067
Micron Technology Inc (a)	165,400	2,191,550
Microsoft Corp	1,022,539	32,547,416
Motorola Solutions Inc	37,701	2,067,146
NVIDIA Corp	793,500	11,450,205
NetApp Inc	115,800	4,761,696
Oracle Corp	741,100	23,974,585
Power Integrations Inc	260	14,339
SunPower Corp (a)	1,124	31,079
Symantec Corp	545,300	14,548,604
Taiwan Semiconductor Manufacturing Co Ltd ADR	224,500	3,812,010
Texas Instruments Inc	300	11,760
United Microelectronics Corp ADR	2,529,500	5,564,900
VeriSign Inc (a)	66,200	3,167,008
Western Digital Corp	35,100	2,259,738
Xerox Corp	1,209	11,727
Yahoo! Inc (a)	508,849	14,293,568

		175,970,220

Materials – 3.3%
Domtar Corp	58,500	4,066,335
International Paper Co	302	14,590
MeadWestvaco Corp	329	12,157

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

SECURITY	SHARES	VALUE

Materials (Continued)
Nucor Corp	230	$10,759
Packaging Corp of America	106,000	5,701,740
Sealed Air Corp	703,900	19,174,236

		28,979,817

Telecommunication Services – 5.9%
AT&T Inc	94,435	3,330,722
KT Corp ADR	324,000	5,190,480
Rogers Communications Inc Cl B	85,900	3,430,846
SK Telecom Co Ltd ADR	586,700	12,666,853
TELUS Corp	142,600	4,364,986
Telecom Corp of New Zealand Ltd ADR	321,100	2,873,845
Verizon Communications Inc	127,463	6,306,869
Windstream Corp	1,555,600	12,989,260

		51,153,861

SECURITY	SHARES	VALUE

Utilities – 0.7%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	602,200	$6,202,660

		6,202,660

Total Common Stocks – 99.4% (Cost $710,306,083) (b)		868,027,203

Other Assets, less liabilities – 0.6%		5,658,809

Net Assets – 100.0%		$873,686,012

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $711,234,244. The aggregate gross unrealized appreciation is $168,419,838 and the aggregate gross unrealized depreciation is $11,626,879, resulting in net unrealized appreciation of $156,792,959.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2013, the Fund’s Investor shares gained 29.26%, outperforming the MSCI EAFE Index, which gained 24.02%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments and Wellington Management. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes quantitative modeling techniques to manage the portfolio.

Strong security selection drove the Fund’s relative performance during the fiscal year, particularly in the consumer discretionary, materials and industrials sectors. This was slightly offset by weaker stock selection in the utilities, information technology and telecommunication services sectors, as well as by the Fund’s cash position.

Throughout the fiscal year, the Fund saw positive contributions to performance from stocks with share buybacks, retiring debt, and conservative capital expenditures, all of which are favored by our process. In addition, value stocks in Europe and Japan performed quite well during the second half of the fiscal year, as valuation spreads (the ratio of the multiples at which the most expensive stocks trade relative to the cheapest) contracted somewhat, providing tailwinds to our strategy. Stocks with strong earnings quality factors also performed well, especially in Europe.

Over the fiscal year, the Fund did experience negative performance within Emerging Markets, which broadly underperformed the rest of the world as value spreads widened amid heightened risk aversion.

In terms of individual holdings, top contributors to relative performance included: Taylor Wimpey, a UK-based homebuilding company that surged amidst the revival of housing-related stocks from their multi-year depression; Persimmon, another UK homebuilder that saw its shares increase after management’s decision to take up the UK government’s ‘Help to Buy’ shared-equity program generated significant increases in site traffic; and the subscription music-streaming site Pandora, which saw its stock more than triple, as the company experienced rapid gains in market share and delivered solid earnings results and guidance.

Top detractors from relative performance included: SABESP, a Brazilian water utility, which saw its share price fall due to currency weakness and an increase in regulatory uncertainty; Antofagasta, a Chilean conglomerate that saw its shares decline after the company announced that it would resume the development of its suspended Antucoya project in 2015, amid concerns about the project’s affordability and long-term copper prices; and Suedzucker, a German agricultural company that declined after the firm announced weak guidance for 2014, with year-on-year earnings expected to drop.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Associated British Foods plc	2.1%	Delhaize Group S.A.	1.6%
Merck KGaA	1.9%	Fujifilm Holdings Corporation	1.6%
Deutsche Post AG	1.9%	BT Group plc	1.6%
Persimmon plc	1.7%	Sanofi S.A.	1.6%
Taylor Wimpey plc	1.7%	Ferrovial, S.A.	1.5%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

* Other countries include Denmark (0.8%), New Zealand (0.8%), Taiwan (0.7%), Finland (0.6%), Ireland (0.6%), China (0.5%), Poland (0.5%), South Africa (0.4%), Turkey (0.4%), Singapore (0.2%) and United States (0.2%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	MSCI EAFE
(As of 7/31/13)	1 Year	29.26%	24.02%
	5 Year	1.42%	1.54%
	Since Inception (12/27/06)	-1.08%	0.79%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.68% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE
(As of 7/31/13)	1 Year	23.16%	29.30%	24.02%
	5 Year*	0.44%	1.42%	1.54%
	Since Inception (12/27/06)*	-1.81%	-1.08%	0.79%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 2.13% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	MSCI EAFE
(As of 7/31/13)	1 Year*	29.26%	24.02%
	5 Year*	1.42%	1.54%
	Since Inception (12/27/06)*	-1.08%	0.79%

COMPARISON OF $1 MILLION INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND MSCI EAFE* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.25% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 1.27% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to market risks such as sector concentration and style risk. You may lose money.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 96.7%

Australia – 5.4%
Bendigo and Adelaide Bank Ltd	Banks	100,706	$965,244
BlueScope Steel Ltd (a)	Materials	271,733	1,309,565
CSL Ltd	Pharma, Biotech & Life Sciences	36,883	2,186,960
Dexus Property Group	Real Estate	201,990	190,340
Fairfax Media Ltd	Media	1,377,040	593,196
GPT Group	Real Estate	348,237	1,143,843
National Australia Bank Ltd	Banks	47,289	1,325,386
Suncorp Group Ltd	Insurance	182,998	2,105,448
Westpac Banking Corp	Banks	29,050	805,331

			10,625,313

Austria – 1.2%
EVN AG	Utilities	73,053	935,501
Strabag SE	Capital Goods	15,370	343,995
Voestalpine AG	Materials	31,355	1,199,705

			2,479,201

Belgium – 1.8%
Delhaize Group SA	Food & Staples Retailing	49,138	3,220,310
KBC Groep NV	Banks	6,293	251,938

			3,472,248

Brazil – 1.7%
Banco do Brasil SA	Banks	166,900	1,657,085
Cia de Saneamento Basico do Estado de Sao Paulo ADR	Utilities	133,200	1,371,960
Cia Paranaense de Energia	Utilities	29,000	279,293

			3,308,338

China – 0.5%
Beijing Capital International Airport Co Ltd Cl H	Transportation	770,000	477,567
Byd Co Ltd Cl H (a)	Automobiles & Components	3,000	11,740
Shimao Property Holdings Ltd	Real Estate	210,000	442,456

			931,763

Denmark – 0.8%
Pandora A/S	Consumer Durables & Apparel	20,728	825,871
Rockwool International A/S Cl B	Capital Goods	2,167	342,930
TDC A/S	Telecommunication Services	51,797	452,422

			1,621,223

Finland – 0.6%
Neste Oil OYJ	Energy	84,041	1,215,257

			1,215,257

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
France – 10.7%
AXA SA	Insurance	109,039	$2,399,852
BNP Paribas SA	Banks	8,531	550,932
Carrefour SA	Food & Staples Retailing	11,010	337,275
Ciments Francais SA	Materials	10,703	646,929
CNP Assurances	Insurance	98,326	1,660,751
Credit Agricole SA (a)	Banks	189,001	1,801,427
Etablissements Maurel et Prom	Energy	104,135	1,697,334
Lafarge SA	Materials	37,642	2,402,430
Natixis	Banks	289,188	1,472,634
Orange SA	Telecommunication Services	79,988	784,801
Renault SA	Automobiles & Components	2,671	209,858
Sanofi	Pharma, Biotech & Life Sciences	29,004	3,087,585
SCOR SE	Insurance	52,494	1,674,643
Societe Generale SA	Banks	49,563	1,988,517
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	50,382	432,172

			21,147,140

Germany – 10.2%
Allianz SE	Insurance	18,253	2,840,606
Continental AG	Automobiles & Components	6,312	992,357
Deutsche Lufthansa AG (a)	Transportation	81,711	1,632,925
Deutsche Post AG	Transportation	131,940	3,691,391
Generali Deutschland Holding AG	Insurance	2,793	404,618
Hannover Rueckversicherung SE	Insurance	13,467	999,613
HeidelbergCement AG	Materials	18,921	1,450,674
Merck KGaA	Pharma, Biotech & Life Sciences	22,498	3,713,335
Muenchener Rueckversicherungs AG	Insurance	13,191	2,613,338
Suedzucker AG (a)	Food & Beverage	41,374	1,347,915
United Internet AG	Software & Services	17,435	568,590

			20,255,362

Hong Kong – 3.5%
Great Eagle Holdings Ltd	Real Estate	174,998	663,405
Hongkong Land Holdings Ltd	Real Estate	200,000	1,354,000
Hysan Development Co Ltd	Real Estate	153,000	648,075
New Hotel Rights (a)(c)	Real Estate	10,718	0
New World Development Co Ltd	Real Estate	285,469	416,681
Wharf Holdings Ltd	Real Estate	239,000	2,057,064
Wheelock & Co Ltd	Real Estate	343,471	1,787,032

			6,926,257

Indonesia – 1.0%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	1,764,500	2,043,060

			2,043,060

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Ireland – 0.6%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	$0
Smurfit Kappa Group PLC	Materials	60,293	1,216,913

			1,216,913

Italy – 1.5%
Parmalat SpA	Food & Beverage	904,012	2,940,962

			2,940,962

Japan – 19.9%
Aeon Co Ltd	Food & Staples Retailing	41,449	568,077
Amada Co Ltd	Capital Goods	23,000	164,862
Asahi Glass Co Ltd	Capital Goods	42,000	271,161
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	10,484	559,616
Brother Industries Ltd	Technology Hardware & Equipment	39,400	436,643
Central Japan Railway Co	Transportation	17,600	2,150,902
Dai Nippon Printing Co Ltd	Commercial & Professional Services	334,000	2,967,983
Daicel Corp	Materials	109,000	936,455
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	123,000	1,997,163
Daiwa House Industry Co Ltd	Real Estate	89,000	1,631,508
Fast Retailing Co Ltd	Retailing	48	16,373
FUJIFILM Holdings Corp	Technology Hardware & Equipment	145,923	3,194,268
Honda Motor Co Ltd	Automobiles & Components	5,360	197,822
Ibiden Co Ltd	Technology Hardware & Equipment	79,900	1,189,300
Kawasaki Kisen Kaisha Ltd	Transportation	517,000	1,056,550
Konica Minolta Inc	Technology Hardware & Equipment	343,500	2,804,438
MS&AD Insurance Group Holdings	Insurance	61,800	1,597,230
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	324,000	1,736,038
Nissan Motor Co Ltd	Automobiles & Components	134,900	1,408,594
Nisshin Seifun Group Inc	Food & Beverage	16,000	184,800
Nomura Holdings Inc	Diversified Financials	280,900	2,133,418
NTN Corp (a)	Capital Goods	5,300	17,351
ORIX Corp	Diversified Financials	87,000	1,287,022
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	76,400	2,458,502
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	6,200	238,910
Seiko Epson Corp	Technology Hardware & Equipment	16,500	206,009
Seino Holdings Co Ltd	Transportation	124,693	1,115,651
Sharp Corp/Japan (a)	Consumer Durables & Apparel	125,000	513,446
Sony Corp	Consumer Durables & Apparel	50,200	1,055,499
Toppan Printing Co Ltd	Commercial & Professional Services	389,451	2,637,124
Toray Industries Inc	Materials	1,394	8,858
Toyo Seikan Group Holdings Ltd	Materials	94,400	1,557,737
Yamazaki Baking Co Ltd	Food & Beverage	88,000	1,034,294

			39,333,604

Netherlands – 1.9%
Aegon NV	Insurance	49,152	378,219
Koninklijke Philips NV	Capital Goods	73,891	2,360,675
Randstad Holding NV	Commercial & Professional Services	21,675	1,043,749

			3,782,643

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
New Zealand – 0.8%
Telecom Corp of New Zealand Ltd	Telecommunication Services	942,528	$1,687,962

			1,687,962

Norway – 1.5%
Fred Olsen Energy ASA	Energy	19,918	958,508
Petroleum Geo-Services ASA	Energy	27,375	367,296
TGS Nopec Geophysical Co ASA	Energy	52,475	1,679,647

			3,005,451

Poland – 0.5%
Polskie Gornictwo Naftowe i Gazownictwo SA	Energy	564,547	1,092,734

			1,092,734

Russia – 1.2%
VimpelCom Ltd ADR	Telecommunication Services	229,400	2,296,294

			2,296,294

Singapore – 0.2%
Singapore Airlines Ltd	Transportation	63,000	499,965

			499,965

South Africa – 0.4%
FirstRand Ltd	Diversified Financials	292,678	876,033
Sanlam Ltd	Insurance	2,531	12,140

			888,173

South Korea – 1.8%
KT Corp	Telecommunication Services	30,840	999,244
LG Uplus Corp (a)	Telecommunication Services	95,210	1,161,072
SK Telecom Co Ltd	Telecommunication Services	7,456	1,463,425

			3,623,741

Spain – 2.6%
Banco Santander SA	Banks	42,135	307,384
Banco Santander SA Rights (a)(c)	Banks	42,135	9,315
Bankinter SA	Banks	155,439	706,300
Enagas SA	Utilities	25,120	619,080
Ferrovial SA	Capital Goods	178,859	3,039,974
Gamesa Corp Tecnologica SA (a)	Capital Goods	59,208	436,337

			5,118,390

Sweden – 4.1%
Atlas Copco AB Cl A	Capital Goods	440	11,451
Hennes & Mauritz AB Cl B	Retailing	277	10,290
Investor AB Cl B	Diversified Financials	47,447	1,424,303
Skandinaviska Enskilda Banken AB Cl A	Banks	116,510	1,282,592

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Sweden (continued)
SKF AB Cl B	Capital Goods	385	$10,650
Svenska Cellulosa AB Cl B	Household & Personal Products	108,552	2,864,980
Swedbank AB Cl A	Banks	31,994	769,513
Telefonaktiebolaget LM Ericsson Cl B	Technology Hardware & Equipment	143,763	1,694,784

			8,068,563

Switzerland – 3.7%
Novartis AG	Pharma, Biotech & Life Sciences	34,772	2,492,402
OC Oerlikon Corp AG	Capital Goods	51,008	667,004
Swiss Life Holding AG	Insurance	10,064	1,800,180
Swiss Re AG	Insurance	29,104	2,308,524

			7,268,110

Taiwan – 0.7%
Asustek Computer Inc	Technology Hardware & Equipment	151,000	1,319,327

			1,319,327

Turkey – 0.4%
Turkiye Is Bankasi Cl C	Banks	193,528	512,103
Yapi ve Kredi Bankasi AS	Banks	89,392	194,205

			706,308

United Kingdom – 17.3%
3i Group PLC	Diversified Financials	242,310	1,408,435
Associated British Foods PLC	Food & Beverage	139,756	4,118,890
Barratt Developments PLC (a)	Consumer Durables & Apparel	172,773	853,900
Berendsen PLC	Commercial & Professional Services	106,439	1,318,367
Berkeley Group Holdings PLC	Consumer Durables & Apparel	15,399	527,378
BT Group PLC	Telecommunication Services	617,569	3,189,856
Compass Group PLC	Consumer Services	147,918	2,013,774
Inchcape PLC	Retailing	244,501	2,114,705
J Sainsbury PLC	Food & Staples Retailing	144,559	862,608
Marks & Spencer Group PLC	Retailing	1,781	13,001
Mondi PLC	Materials	143,627	2,131,730
Next PLC	Retailing	29,515	2,232,836
Persimmon PLC (a)	Consumer Durables & Apparel	180,380	3,380,028
Reckitt Benckiser Group PLC	Household & Personal Products	38,862	2,756,713
Reed Elsevier PLC	Media	15,469	199,106
Rexam PLC	Materials	82,723	616,777
Standard Life PLC	Insurance	249,522	1,434,845
Taylor Wimpey PLC	Consumer Durables & Apparel	2,092,972	3,379,298
Unilever PLC	Food & Beverage	10,408	421,143
Wolseley PLC	Capital Goods	25,828	1,231,864

			34,205,254

United States – 0.2%
Core Laboratories NV	Energy	3,300	493,680

			493,680

Total Common Stock (Cost $164,842,777)			191,573,236

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Preferred Stock – 1.4%
Brazil – 0.7%
AES Tiete SA	Utilities	21,800	$215,298
Cia Paranaense de Energia	Utilities	29,900	366,138
Itausa – Investimentos Itau SA	Banks	238,673	874,915

			1,456,351

Germany – 0.7%
Henkel AG & Co KGaA	Household & Personal Products	13,115	1,282,423

			1,282,423

Total Preferred Stock (Cost $2,259,071)			2,738,774

Total Investments – 98.1% (Cost $167,101,848) (b)			194,312,010

Other Assets, less liabilities – 1.9%			3,827,949

Net Assets – 100.0%			$198,139,959

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $169,184,313. The aggregate gross unrealized appreciation is $30,941,279 and the aggregate gross unrealized depreciation is $5,813,582, resulting in net unrealized appreciation of $25,127,697.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2012, the Fund’s Investor shares returned -2.01%, lagging the Barclays Capital Intermediate Aggregate (BCIA) Index, which returned -0.86%.

The fiscal year was marked by a significant increase in volatility in the investment-grade bond market that comprises the Fund’s investable universe, due to the currently anticipated change to the quantitative easing program that the Federal Reserve has been executing in recent years. As a result, interest rates rose markedly during the year. Total returns for those sectors of the investment-grade bond market that are more sensitive to shifts in interest rates, such as Treasuries and Government Agencies, were more adversely affected by these developments than were corporate bonds and mortgage-backed securities.

The largest contributor to underperformance versus the benchmark was the Fund’s ongoing defensive posture within the investment-grade corporate-bond sector. We maintained our emphasis on industrial names with solid revenue, but have not yet been rewarded for this posture. Additionally, we continue to avoid utilities and money-center-bank issues. Our lack of exposure to the financial sector negatively impacted fund performance, as financials were, in fact, among the top investment-grade performers for the fiscal year.

The Fund excludes Treasuries because a substantial portion of revenues raised through these bonds is used to finance weapons, including the maintenance of the U.S. nuclear weapons arsenal. For the fiscal year, the Fund’s avoidance of Treasuries contributed positively to performance, with most “spread” (i.e., non-Treasury) sectors producing positive excess returns.

The Fund’s allocation to securitized assets also created positive results, as its overweight to Commercial Mortgage-Backed Securities (CMBS) contributed to returns despite the Fund’s reliance on higher-quality issues, which typically outperform only when the broader CMBS market underperforms. Within Residential Mortgage-Backed Securities (RMBS), our ongoing overweight to 15-year mortgage-backed securities also generally benefitted performance during the period. We favor these 15-year issues because they are less exposed to mortgage-prepayment risk than are 30-year issues, which are also more directly affected by the Fed’s marketplace interventions.

The Fund seeks to play a positive role in the economic development of struggling communities. As of July 31, the Fund placed assets with 14 community development financial institutions, serving local communities and low- to medium-income borrowers across the country.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	BCIA
(As of 7/31/13)	1 Year	-2.01%	-0.86%
	5 Year	4.21%	4.79%
	10 Year	3.84%	4.57%
	Since Inception (6/1/00)	4.84%	5.58%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INVESTOR SHARES AND BCIA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.24% of net assets as of 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	BCIA
(As of 7/31/13)	1 Year	-1.72%	-0.86%
	5 Year*	4.21%	4.79%
	10 Year*	3.84%	4.57%
	Since Inception (6/1/00)*	4.84%	5.58%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INSTITUTIONAL SHARES AND BCIA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross operating expenses totaled 0.97% of net assets for the period ended 7/31/13. Until 11/30/13, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.65% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2013

	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations – 35.5%
Freddie Mac:
0.500%, 5/13/2016	$3,475,000	$3,464,978
0.875%, 3/7/2018	4,800,000	4,679,093
1.250%, 5/12/2017	9,545,000	9,603,205
1.750%, 9/10/2015 (e)	19,946,000	20,511,469
2.375%, 1/13/2022	9,445,000	9,187,652

Total U.S. Government Agency Obligations (Cost $47,870,276)		47,446,397

U.S. Government Agency Mortgage Securities – 40.8%
Fannie Mae:
190370, 6.000%, 6/1/2036	418,175	458,005
471235, 3.120%, 5/1/2022	1,266,107	1,274,217
735500, 5.500%, 5/1/2035	524,283	571,703
735578, 5.000%, 6/1/2035	851,391	917,688
745044, 4.500%, 8/1/2035	147,901	156,736
745327, 6.000%, 3/1/2036	1,107,327	1,216,467
827943, 5.000%, 5/1/2035	115,941	125,981
874332, 6.030%, 2/1/2022	1,071,240	1,183,953
889529, 6.000%, 3/1/2038	354,435	395,192
932871, 3.000%, 1/1/2026	1,835,906	1,891,667
995082, 5.500%, 8/1/2037	339,473	370,927
AB1343, 4.500%, 8/1/2040	361,825	387,071
AB2694, 4.500%, 4/1/2041	172,898	186,059
AB3274, 4.500%, 7/1/2041	969,558	1,033,522
AB4168, 3.500%, 1/1/2032	694,661	708,804
AB6644, 2.500%, 10/1/2027	1,096,968	1,097,953
AB7691, 3.500%, 1/1/2033	246,539	253,042
AB8428, 3.500%, 2/1/2033	491,317	504,162
AC9564, 4.500%, 2/1/2040	153,179	163,787
AE0115, 5.500%, 12/1/2035	1,359,658	1,493,760
AI7951, 4.500%, 8/1/2036	167,950	177,969
AJ8325, 3.000%, 12/1/2026 (d)	272,727	280,923
AL0005, 4.500%, 1/1/2041	174,211	184,852
AL1627, 4.500%, 9/1/2041	544,590	580,422
AL3274, 3.000%, 5/1/2027	326,186	336,446
AM0463, 2.720%, 9/1/2022 (e)	493,444	478,969
AM1589, 2.420%, 12/1/2027	138,746	133,416
AM3110, 2.470%, 10/1/2019	1,345,131	1,352,054
AM3278, 2.850%, 5/1/2023	754,249	721,786
AM3416, 2.800%, 5/1/2028	793,827	761,183
AP6368, 3.500%, 9/1/2032 (d)	226,029	231,680
AP9592, 3.500%, 10/1/2032	471,438	483,224
AQ2197, 4.500%, 11/1/2042	133,922	143,366
FNA 2012-M4 1A2, 2.976%, VR, 4/25/2022	1,098,000	1,093,516
FNR 2011-89 BT, 3.500%, 9/25/2026	500,000	502,241
FNR 2012-17 BC, 3.500%, 3/25/2027	368,000	376,407
MA0481, 4.500%, 8/1/2030	785,361	835,132
MA0587, 4.000%, 12/1/2030	258,474	268,963
MA0804, 4.000%, 7/1/2031	208,953	217,774
MA0949, 3.500%, 1/1/2032	1,121,924	1,144,575
MA0976, 3.500%, 2/1/2032	164,008	167,329
MA1542, 2.000%, 8/1/2028	167,000	162,583

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

	Principal Amount	Value (Note 1)
U.S. Government Agency Mortgage Securities (Continued)
FNMA CONV 15YR, 2.000%, 12/1/2099 (d)	$8,803,000	$8,543,035
Foxworth Forest, 3.220%, 10/1/2020 (c) (d)	1,864,000	1,912,352
Freddie Mac:
A12413, 5.000%, 8/1/2033	89,958	96,921
A93996, 4.500%, 9/1/2040	161,491	170,375
A97047, 4.500%, 2/1/2041	177,504	187,492
D99439, 3.500%, 6/1/2032	111,421	113,972
FHR 3768 CB, 3.500%, 12/15/2025	343,000	351,494
FHR 3800 CB, 3.500%, 2/15/2026	383,000	392,666
FHR 3806 L, 3.500%, 2/15/2026	847,000	860,774
FHR 3829 BE, 3.500%, 3/15/2026	526,000	541,336
FHR 3950 YB, 3.000%, 11/15/2026	592,000	580,999
G01779, 5.000%, 4/1/2035	111,283	119,675
G01837, 5.000%, 7/1/2035	773,993	830,940
G02424, 5.500%, 12/1/2036	710,517	767,130
G03551, 6.000%, 11/1/2037	433,638	472,607
G04997, 5.000%, 1/1/2037	507,248	544,569
G05052, 5.000%, 10/1/2033	55,163	59,444
G06079, 6.000%, 7/1/2039	528,166	576,667
G08347, 4.500%, 6/1/2039	836,927	882,432
G08353, 4.500%, 7/1/2039	731,871	771,665
G08372, 4.500%, 11/1/2039	404,792	426,802
G14599, 2.500%, 11/1/2027	471,911	471,825
G18472, 2.500%, 7/1/2028	173,000	172,811
G30614, 3.500%, 12/1/2032	716,375	737,543
J14244, 3.000%, 1/1/2026	323,501	332,797
J14245, 3.000%, 1/1/2026	179,138	184,455
J17791, 3.000%, 1/1/2027	688,973	708,731
J20118, 2.500%, 8/1/2027	370,924	370,856
J20729, 2.500%, 10/1/2027	302,694	302,686
J21439, 2.500%, 12/1/2027 (d)	1,411,466	1,411,206
J21919, 3.000%, 1/1/2028	600,860	618,091
J22551, 3.000%, 1/1/2028	124,277	127,822
J22831, 2.500%, 3/1/2028	574,247	574,230
J22836, 2.500%, 3/1/2028	674,240	674,116
J23427, 2.500%, 4/1/2028	364,732	364,664
J23429, 2.500%, 4/1/2028	291,117	291,064
J23430, 2.500%, 4/1/2028	402,265	402,191
J24561, 2.500%, 6/1/2028	1,054,861	1,054,830
Q00291, 5.000%, 4/1/2041	314,760	339,713
Q01807, 4.500%, 7/1/2036	308,837	325,519
Z40004, 6.000%, 8/1/2036	109,005	118,764
Ginnie Mae CMO:
2003-78 C, 5.215%, VR, 2/16/2031	287,995	290,925
2006-9 B, 5.245%, VR, 3/16/2037	410,593	433,592

Total U.S. Government Agency Mortgage Securities (Cost $54,600,650)		54,537,284

Corporate Obligations – 17.9%
3M Company, 1.375%, 9/29/2016	1,000,000	1,014,698
Agilent Technologies, Inc., 3.875%, 7/15/2023	453,000	441,883

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

	Principal Amount	Value (Note 1)
Corporate Obligations (Continued)
American Express Credit, 2.375%, 3/24/2017	$1,000,000	$1,032,056
American Tower Corp., 3.500%, 1/31/2023	281,000	256,270
Analog Devices, 3.000%, 4/15/2016	333,000	348,023
Apple Inc, 2.400%, 5/3/2023	246,000	226,153
AT&T Inc, 0.900%, 2/12/2016	461,000	459,963
AutoZone Inc., 3.700%, 4/15/2022	750,000	738,003
Becton Dickinson, 3.250%, 11/12/2020	500,000	506,843
Best Buy Co Inc, 5.000%, 8/1/2018	357,000	355,047
Boston Properties LP, 3.800%, 2/1/2024	195,000	191,372
CC Holdings GS V LLC/CRO, 3.849%, 4/15/2023	485,000	457,896
Cisco Systems Inc., 5.500%, 2/22/2016	388,000	434,196
Comcast Corporation, 4.950%, 6/15/2016	600,000	665,946
Deere & Company, 2.600%, 6/8/2022	1,000,000	949,019
Digital Realty Trust LP, 5.875%, 2/1/2020	1,000,000	1,090,817
EMC Corp, 3.375%, 6/1/2023	304,000	299,406
ENSCO Plc, 4.700%, 3/15/2021	1,364,000	1,464,165
Fidelity National Inform, 3.500%, 4/15/2023	234,000	216,146
Fifth Third Bank, 1.450%, 2/28/2018	374,000	363,691
FISERV INC, 4.750%, 6/15/2021	1,000,000	1,035,890
Howard Hughes Medical Inc, 3.500%, 9/1/2023	215,000	215,020
IBM Corp, 5.700%, 9/14/2017	700,000	811,661
Illinois Tool Works, Inc., 6.250%, 4/1/2019	700,000	846,391
Intel Corp, 1.950%, 10/1/2016	1,000,000	1,030,360
INTEL Corp, 2.700%, 12/15/2022	280,000	264,860
John Deere Capital Corporation, 1.250%, 12/2/2014	1,000,000	1,010,503
Juniper Networks Inc., 3.100%, 3/15/2016	128,000	132,688
Key Bank NA, 1.650%, 2/1/2018	250,000	245,561
Kroger Co., 7.500%, 1/15/2014	700,000	721,711
Macy’s Retail Holdings Inc, 2.875%, 2/15/2023	1,000,000	930,564
Morgan Stanley, 3.750%, 2/25/2023	283,000	272,660
Mylan Inc. 144A, 1.800%, 6/24/2016 (f)	122,000	121,929
Oracle Corp, 1.200%, 10/15/2017	65,000	63,647
Oracle Corp., 5.750%, 4/15/2018	80,000	93,586
PACCAR Financial Corp, 1.550%, 9/29/2014	1,000,000	1,012,788
Perrigo Company, 2.950%, 5/15/2023	153,000	144,637
PNC Bank NA, 0.800%, 1/28/2016	447,000	448,870
Praxair Inc., 4.625%, 3/30/2015	647,000	689,273
SBA Tower Trust 144A, 2.933%, 12/15/2042 (f)	489,000	497,073
Softbank Corp 144A, 4.500%, 4/15/2020 (f)	286,000	276,777
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (f)	266,000	256,581
United Parcel Service, 3.125%, 1/15/2021	500,000	506,866
Verizon Communications, 5.550%, 2/15/2016	700,000	776,133

Total Corporate Obligations (Cost $23,303,241)		23,917,622

Corporate Mortgage Securities – 1.4%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (g)	533,548	536,392
OBP Depositor LLC Trust 144A, 4.646%, 7/15/2045 (f)	1,165,000	1,274,714

Total Corporate Mortgage Securities (Cost $1,861,091)		1,811,106

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2013

	Principal Amount	Value (Note 1)
Certificates of Deposit – 2.3%
BANK2 Certificate of Deposit, 0.850%, 11/3/2013 (a)	$250,000	$250,000
Central Bank of Kansas City, 0.300%, 5/30/2014 (a)	250,000	250,000
City First Bank of D.C., 0.600%, 2/5/2014 (a)	250,000	250,000
Community Capital Bank of Virginia, 0.400%, 2/4/2014 (a)	250,000	250,000
Eastern Bank Co., 0.100%, 12/20/2013 (a)	250,000	250,000
Hope Federal Credit Union, 0.850%, 2/4/2014 (a)	250,000	250,000
Latino Community Credit Union, 0.500%, 6/10/2014 (a)	250,000	250,000
Liberty Bank and Trust Co., 0.540%, 12/4/2013 (a)	200,000	200,000
New Resource Bank, 0.300%, 4/5/2014 (a)	250,000	250,000
Promerica Bank, 0.500%, 2/8/2014 (a)	200,000	200,000
Self-Help Credit Union CD, 0.800%, 12/12/2013 (a)	250,000	250,000
Self-Help Federal Credit Union, 0.800%, 12/27/2013 (a)	250,000	250,000
Southern Bancorp, 0.350%, 6/20/2014 (a)	250,000	250,000

Total Certificates of Deposit (Cost $3,150,000)		3,150,000

Cash Equivalents – 0.6%
Money Market Demand Accounts:
Bank2 Money Market Account, 0.550%, 8/15/2013 (a)	100,273	100,273
Latino Community Credit Union, 0.500%, 8/15/2013 (a)	102,125	102,125
Opportunities Credit Union, 0.300%, 8/15/2013 (a)	100,779	100,779
Self-Help Federal Credit Union, 0.660%, 8/15/2013 (a)	100,328	100,328
Self-Help Money Market Demand, 0.440%, 8/15/2013 (a)	102,200	102,200
Southern Bancorp Money Market, 0.200%, 8/15/2013 (a)	250,993	250,993

Total Cash Equivalents (Cost $756,698)		756,698

Total Investments – 98.5% (Cost $131,541,956) (b)		131,619,107

Other Assets, less liabilities – 1.5%		2,052,787

Net Assets – 100.0%		$133,671,894

(a) Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b) The aggregate cost for book and federal income purposes is $131,691,110. The aggregate gross unrealized appreciation is $1,487,952, and the aggregate gross unrealized depreciation is $1,559,955, resulting in net unrealized depreciation of $72,003.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(d) A portion or all of the security was purchased as a when issued or delayed delivery security.

(e) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(f) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(g) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

VR — Variable interest rate. Rate shown is that on July 31, 2013.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2013, and held through July 31, 2013.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2013	Ending Account Value as of 7/31/2013	Expenses Paid During Period 2/1/2013 – 7/31/2013
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,147.70	$6.55[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.70	$6.16[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,147.60	$6.28[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.94	$5.91[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,149.80	$4.26[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.83	$4.01[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,148.90	$4.80[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.33	$4.51[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,073.60	$8.23[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,074.30	$8.07[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.01	$7.85[2]
Domini International Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,075.50	$6.48[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.55	$6.31[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$ 982.40	$4.67[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76[3]
Domini Social Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$ 983.90	$3.20[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.57	$3.26[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.90% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, or 1.26% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Investor Shares, or 0.65% for Institutional Class, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2013

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $710,306,083, and $167,101,848, respectively)	$868,027,203	$194,312,010
Cash	5,138,507	3,217,641
Foreign currency, at value (cost $0, and $272, respectively)	-	279
Receivable for securities sold	17,448,098	3,100,415
Receivable for capital shares	412,258	1,353,015
Dividend receivable	551,704	156,661
Tax reclaim receivable	2,945	117,837

Total assets	891,580,715	202,257,858

LIABILITIES
Payable for securities purchased	15,667,329	3,733,015
Payable for capital shares	1,154,328	68,869
Management /Sponsorship fee payable	550,400	164,317
Distribution fee payable	131,088	33,229
Other accrued expenses	357,296	112,483
Foreign tax payable	34,262	5,986

Total liabilities	17,894,703	4,117,899

NET ASSETS	$873,686,012	$198,139,959

NET ASSETS CONSIST OF
Paid-in capital	$782,752,440	$172,247,321
Undistributed net investment income (loss)	1,015,872	982,969
Accumulated net realized gain (loss)	(67,803,420)	(2,301,059)
Net unrealized appreciation (depreciation)	157,721,120	27,210,728

NET ASSETS	$873,686,012	$198,139,959

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$624,897,672	$159,877,903

Outstanding shares of beneficial interest	15,934,147	20,852,827

Net asset value and offering price per share*	$39.22	$7.67

Class A Shares
Net assets	$5,207,235	$13,361,618

Outstanding shares of beneficial interest	439,674	1,671,071

Net asset value*	$11.84	$8.00

Maximum offering price per share (net asset value per share / (1-4.75%))	$12.43	$8.40

Institutional shares
Net assets	$215,876,239	$24,900,438

Outstanding shares of beneficial interest	9,015,992	3,251,048

Net asset value and offering price per share*	$23.94	$7.66

Class R shares
Net assets	$27,704,866

Outstanding shares of beneficial interest	2,531,560

Net asset value and offering price per share*	$10.94

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2013

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $241,471, and $523,404, respectively)	$17,746,802	$5,518,856

Investment Income	17,746,802	5,518,856

EXPENSES
Management /Sponsorship fees	6,037,244	1,652,538
Distribution fees – Investor shares	1,427,713	351,793
Distribution fees – Class A shares	10,748	23,675
Transfer agent fees – Investor shares	888,904	297,112
Transfer agent fees – Class A shares	9,021	39,121
Transfer agent fees – Institutional shares	1,298	166
Transfer agent fees – Class R shares	1,437	-
Custody and Accounting fees	167,737	213,552
Registration fees – Investor shares	48,353	24,498
Registration fees – Class A shares	18,336	20,688
Registration fees – Institutional shares	25,408	10,651
Registration fees – Class R shares	21,120	-
Trustees fees	90,333	16,614
Miscellaneous	87,959	17,698
Shareholder Communication fees	79,217	18,910
Shareholder Service fees – Investor shares	69,865	19,823
Shareholder Service fees – Class A shares	941	4,381
Shareholder Service fees – Institutional shares	140	8
Shareholder Service fees – Class R shares	160	-
Professional fees	63,979	44,003

Total expenses	9,049,913	2,755,231
Fees waived and expenses reimbursed	(51,099)	(167,264)
Custody fees paid indirectly	(1,836)	(579)

Net expenses	8,996,978	2,587,388

NET INVESTMENT INCOME (LOSS)	8,749,824	2,931,468

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	113,435,217	13,232,325
Foreign Currency	3,326	(5,110)

Net realized gain (loss)	113,438,543	13,227,215
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	33,156,924	24,123,242
Translation of assets and liabilities in foreign currencies	-	20,129

Net change in unrealized appreciation (depreciation)	33,156,924	24,143,371

NET REALIZED AND UNREALIZED GAIN (LOSS)	146,595,467	37,370,586

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$155,345,291	$40,302,054

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,749,824	$8,260,658
Net realized gain (loss)	113,438,543	5,268,637
Net change in unrealized appreciation (depreciation)	33,156,924	16,338,095

Net Increase (Decrease) in Net Assets Resulting from Operations	155,345,291	29,867,390

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,810,358)	(3,571,431)
Class A shares	(160,635)	(99,916)
Institutional shares	(4,095,883)	(3,296,730)
Class R shares	(1,000,392)	(907,471)
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(9,067,268)	(7,875,548)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	92,296,604	110,956,737
Net asset value of shares issued in reinvestment of distributions and dividends	8,790,242	7,595,482
Payments for shares redeemed	(130,878,503)	(105,948,208)
Redemption fees	6,203	8,374

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,785,454)	12,612,385

Total Increase (Decrease) in Net Assets	116,492,569	34,604,227

NET ASSETS
Beginning of period	$757,193,443	$722,589,216

End of period	$873,686,012	$757,193,443

Undistributed net investment income (loss)	$1,015,872	$1,198,721

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,931,468	$2,167,729
Net realized gain (loss)	13,227,215	(11,454,098)
Net change in unrealized appreciation (depreciation)	24,143,371	(7,790,096)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,302,054	(17,076,465)

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(1,211,612)	(5,970,056)
Class A shares	(108,546)	(200,494)
Institutional shares	(255,115)	-
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	-	(4,208,595)
Class A shares	-	(116,047)
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	-	(342,906)

Net Decrease in Net Assets from Distributions and/or Dividends	(1,575,273)	(10,838,098)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	75,530,023	50,222,559
Net asset value of shares issued in reinvestment of distributions and dividends	1,076,056	8,813,940
Payments for shares redeemed	(49,777,366)	(40,061,990)
Redemption fees	1,162	1,696

Net Increase (Decrease) in Net Assets from Capital Share Transactions	26,829,875	18,976,205

Total Increase (Decrease) in Net Assets	65,556,656	(8,938,358)

NET ASSETS
Beginning of period	$132,583,303	$141,521,661

End of period	$198,139,959	$132,583,303

Undistributed net investment income (loss)	$982,969	$(1,421,083)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND  — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2013		2012		2011		2010		2009
For a share outstanding for the period:
Net asset value, beginning of period	$32.66		$31.56		$26.00		$22.83		$28.19

Income from investment operations:
Net investment income (loss)	0.37		0.36		0.27		0.22		0.28
Net realized and unrealized gain (loss) on investments	6.43		0.95		5.44		3.09		(5.32)

Total income from investment operations	6.80		1.31		5.71		3.31		(5.04)

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.24)		(0.21)		(0.15)		(0.14)		(0.22)
Distributions to shareholders from net realized gain	-		-		-		-		-
Tax return of capital [5]	-		-		-		-		(0.10)

Total distributions	(0.24)		(0.21)		(0.15)		(0.14)		(0.32)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$39.22		$32.66		$31.56		$26.00		$22.83

Total return [2]	20.87%		4.15%		22.01%		14.51%		-17.48%
Portfolio turnover	97%		94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$625		$546		$561		$562		$550
Ratio of expenses to average net assets [3]	1.24%	[4]	1.25%	[4]	1.23%	[4]	1.23%	[4]	1.18%	[4]
Ratio of net investment income (loss) to average net assets	0.96%		1.06%		0.72%		0.77%		1.27%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.24%, 1.26%, 1.23%, 1.29%, and 1.31%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24%, 1.25%, 1.23%, 1.23% and 1.18% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,								For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$10.16		$10.12		$8.51		$7.63		$6.57

Income from investment operations:
Net investment income (loss)	0.22		0.37		0.07		0.10		0.06
Net realized and unrealized gain (loss) on investments	1.86		0.05		1.80		1.01		1.21

Total income from investment operations	2.08		0.42		1.87		1.11		1.27

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.40)		(0.38)		(0.26)		(0.23)		(0.15)
Distributions to shareholders from net realized gain	-		-		-		-		-
Tax return of capital [5]	-		-		-		-		(0.06)

Total distributions	(0.40)		(0.38)		(0.26)		(0.23)		(0.21)

Redemption fee proceeds [5]	-		-		-		-		-

Net asset value, end of period	$11.84		$10.16		$10.12		$8.51		$7.63

Total return [2]	20.88%		4.20%		22.16%		14.47%		20.66%
Portfolio turnover	97%		94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$5		$4		$2		$2		$1
Ratio of expenses to average net assets [3]	1.18%	[4]	1.18%	[4]	1.18%	[4]	1.18%	[4]	1.18%	[4]
Ratio of net investment income (loss) to average net assets	1.02%		1.09%		0.76%		0.81%		1.13%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.74%, 2.09%, 2.54%, 2.56%, and 3.31%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, 1.18%, 1.18%, 1.18% and 1.18% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,								For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$20.12		$19.65		$16.26		$14.35		$12.13

Income from investment operations:
Net investment income (loss)	0.29		0.33		0.23		0.21		0.13
Net realized and unrealized gain (loss) on investments	3.96		0.57		3.42		1.96		2.31

Total income from investment operations	4.25		0.90		3.65		2.17		2.44

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.43)		(0.43)		(0.26)		(0.26)		(0.15)
Distributions to shareholders from net realized gain	-		-		-		-		-
Tax return of capital [5]	-		-		-		-		(0.07)

Total distributions	(0.43)		(0.43)		(0.26)		(0.26)		(0.22)

Redemption fee proceeds [5]	0.00	[1]	-		-		-		-

Net asset value, end of period	$23.94		$20.12		$19.65		$16.26		$14.35

Total return [2]	21.36%		4.62%		22.55%		15.08%		20.93%
Portfolio turnover	97%		94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$216		$182		$143		$103		$84
Ratio of expenses to average net assets [3]	0.80%	[4]	0.80%	[4]	0.80%	[4]	0.75%	[4]	0.65%	[4]
Ratio of net investment income (loss) to average net assets	1.41%		1.49%		1.17%		1.24%		1.66%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.81%, 0.83%, 0.82%, 0.83%, and 0.80%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.80%, 0.75% and 0.65% for the years ended July 31, 2103, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2013		2012		2011		2010		2009
For a share outstanding for the period:
Net asset value, beginning of period	$9.41		$9.40		$7.91		$7.09		$9.37

Income from investment operations:
Net investment income (loss)	(0.03)		1.16		(1.15)		(0.11)		(0.05)
Net realized and unrealized gain (loss) on investments	1.98		(0.74)		2.90		1.18		(1.74)

Total income from investment operations	1.95		0.42		1.75		1.07		(1.79)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.42)		(0.41)		(0.26)		(0.25)		(0.33)
Distributions to shareholders from net realized gain	-		-		-		-		-
Tax return of capital [5]	-		-		-		-		(0.16)

Total distributions	(0.42)		(0.41)		(0.26)		(0.25)		(0.49)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$10.94		$9.41		$9.40		$7.91		$7.09

Total return [2]	21.21%		4.58%		22.29%		15.05%		-17.23%
Portfolio turnover	97%		94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$28		$26		$16		$28		$30
Ratio of expenses to average net assets [3]	0.90%	[4]	0.90%	[4]	0.85%	[4]	0.85%	[4]	0.85%	[4]
Ratio of net investment income (loss) to average net assets	1.31%		1.38%		1.16%		1.16%		1.62%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund. Had the Manager, and the Sponsor, not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%, 0.91%, 0.85%, 0.92%, and 0.97%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, 0.90%, 0.85%, 0.85% and 0.85% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2013		2012		2011		2010		2009
For a share outstanding for the period:
Net asset value, beginning of period	$5.98		$7.43		$6.24		$6.05		$8.29

Income from investment operations:
Net investment income (loss)	0.11		0.09		0.13		0.12		0.11
Net realized and unrealized gain (loss) on investments	1.64		(1.04)		1.18		0.20		(2.25)

Total income from investment operations	1.75		(0.95)		1.31		0.32		(2.14)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.06)		(0.28)		(0.12)		(0.13)		(0.10)
Distributions to shareholders from net realized gain	-		(0.20)		-		-		-
Tax return of capital [5]	-		(0.02)		-		-		-

Total distributions	(0.06)		(0.50)		(0.12)		(0.13)		(0.10)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.67		$5.98		$7.43		$6.24		$6.05

Total return [2]	29.26%		-12.38%		21.10%		5.34%		-25.72%
Portfolio turnover	87%		110%		84%		85%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$160		$127		$137		$111		$27
Ratio of expenses to average net assets [3]	1.60%	[4]	1.60%	[4]	1.60%	[4]	1.69%	[4]	1.60%	[4]
Ratio of net investment income (loss) to average net assets	1.70%		1.64%		1.75%		1.73%		2.18%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund. Had the Manager, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.68%, 1.74%, 1.70%, 2.03%, and 2.63%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, 1.60%, 1.60%, 1.70% and 1.60% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,								For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2013		2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$6.24		$7.73		$6.50		$6.30		$5.13

Income from investment operations:
Net investment income (loss)	0.12		0.14		0.14		0.14		0.08
Net realized and unrealized gain (loss) on investments	1.71		(1.12)		1.22		0.20		1.17

Total income from investment operations	1.83		(0.98)		1.36		0.34		1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.07)		(0.29)		(0.13)		(0.14)		(0.08)
Distributions to shareholders from net realized gain	-		(0.20)		-		-		-
Tax return of capital [5]	-		(0.02)		-		-		-

Total distributions	(0.07)		(0.51)		(0.13)		(0.14)		(0.08)

Redemption fee proceeds [5]	-		-		-		-		-

Net asset value, end of period	$8.00		$6.24		$7.73		$6.50		$6.30

Total return [2]	29.30%		-12.26%		21.05%		5.35%		24.45%
Portfolio turnover	87%		110%		84%		85%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$13		$6		$4		$3		$1
Ratio of expenses to average net assets [3]	1.57%	[4]	1.57%	[4]	1.57%	[4]	1.62%	[4]	1.57%	[4]
Ratio of net investment income (loss) to average net assets	1.91%		1.85%		1.82%		2.03%		2.31%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund. Had the Manager, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.13%, 2.33%, 2.42%, 3.58%, and 6.86%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, 1.57%, 1.57%, 1.63% and 1.58% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 30, 2012 (commencement of operations) through July 31, 2013
For a share outstanding for the period:
Net asset value, beginning of period	$6.59

Income from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	1.04

Total income from investment operations	1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.08)
Distributions to shareholders from net realized gain	-
Tax return of capital [5]	-

Total distributions	(0.08)
Redemption fee proceeds [5]	-

Net asset value, end of period	$7.66

Total return [2]	17.50%
Portfolio turnover	87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$25
Ratio of expenses to average net assets [3]	1.25%	[4]
Ratio of net investment income (loss) to average net assets	2.40%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund. Had the Manager not waived its fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 67 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. The Domini International Social Equity Fund offers Investor shares, Class A shares and Institutional Shares. Institutional shares of the Domini International Social Equity Fund were not offered prior to November 30, 2012. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees. Institutional shares are not subject to distribution fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$126,378,734	$-	$-	$126,378,734
Consumer Staples	95,805,004	-	-	95,805,004
Energy	64,667,482	-	-	64,667,482
Financials	147,489,330	-	-	147,489,330
Health Care	99,765,556	-	-	99,765,556
Industrials	71,614,539	-	-	71,614,539
Information Technology	175,970,220	-	-	175,970,220
Materials	28,979,817	-	-	28,979,817
Telecommunication Services	51,153,861	-	-	51,153,861
Utilities	6,202,660	-	-	6,202,660

Total	$868,027,203	$-	$-	$868,027,203

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of July 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$20,549,071	$-	$-	$20,549,071
Consumer Staples	20,657,967	-	-	20,657,967
Energy	7,504,456	-	-	7,504,456
Financials	54,284,214	-	9,315	54,293,529
Health Care	16,495,563	-	-	16,495,563
Industrials	27,490,428	-	-	27,490,428
Information Technology	13,820,479	-	-	13,820,479
Materials	13,477,773	-	-	13,477,773
Telecommunication Services	14,078,136	-	-	14,078,136
Utilities	3,205,834	-	-	3,205,834
Preferred Stocks
Consumer Staples	1,282,423	-	-	1,282,423
Financials	874,915	-	-	874,915
Utilities	581,436	-	-	581,436

Total	$194,302,695	$-	$9,315	$194,312,010

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2012	$3,503
Realized gain (loss)	(583,535)
Change in unrealized appreciation (depreciation)	590,722
Purchases	-
Sales	(40,554)
Transfers in and/or out of Level Three	39,179

Balance as of July 31, 2013	$9,315

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2013:	$1,065

Transfers from Level 1 to Level 3 included securities valued at $1,487,104 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $1,447,925 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Funds may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at July 31, 2013.

(E) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Social Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(F) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

As of July 31, 2013, tax years 2010 through 2013 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(G) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(H) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2012, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2012, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2013, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2012, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the period prior to November 30, 2012, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2013, absent an earlier modification by the Board of Trustees which oversees the Funds.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

For the year ended July 31, 2013, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund . . . . . . . . . . . . . . . ..	$-	$39,270
Domini International Social Equity Fund. . . . .. .	-	25,702

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2013, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	10,748
Domini International Social Equity Fund Investor shares	113,506
Domini International Social Equity Fund Class A shares	23,675

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2013, DSIL received $4,510, and $2,535 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

at an annual rate of $4.00 per active account. For the year ended July 31, 2013, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	941
Domini Social Equity Fund Institutional shares	140
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	4,381
Domini International Social Equity Fund Institutional shares	-

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2013, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$774,470,518	$803,098,209
Domini International Social Equity Fund	167,315,877	141,257,045

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses (custody fees paid indirectly). For the year ended July 31, 2013, custody fees of the Funds, under these arrangements, were reduced by $1,836 and $579 for the Domini Social Equity Fund, and Domini International Social Equity Fund, respectively.

DOMINI SOCIAL EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2013		2012
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	1,326,785	$46,366,600	1,586,743	$50,353,288
Shares issued in reinvestment of dividends and distributions	101,248	3,640,475	104,164	3,378,095
Shares redeemed	(2,208,468)	(76,970,213)	(2,765,526)	(87,540,176)
Redemption fees	-	4,157	-	6,949

Net increase (decrease)	(780,435)	$(26,958,981)	(1,074,619)	$(33,801,844)

Class A Shares
Shares sold	145,158	$1,563,507	187,472	$1,876,419
Shares issued in reinvestment of dividends and distributions	13,183	142,636	8,758	88,543
Shares redeemed	(68,720)	(730,533)	(34,891)	(347,962)
Redemption fees	-	-	-	-

Net increase (decrease)	89,621	$975,610	161,339	$1,617,000

Institutional Shares
Shares sold	1,782,287	$37,433,238	2,337,607	$46,575,227
Shares issued in reinvestment of dividends and distributions	185,550	4,008,573	163,379	3,222,504
Shares redeemed	(1,980,983)	(43,254,480)	(740,564)	(14,344,988)
Redemption fees	-	1,902	-	32

Net increase (decrease)	(13,146)	$(1,810,767)	1,760,422	$35,452,775

Class R Shares
Shares sold	685,285	$6,933,259	1,336,501	$12,151,803
Shares issued in reinvestment of dividends and distributions	100,200	998,558	97,079	906,340
Shares redeemed	(1,028,170)	(9,923,277)	(406,552)	(3,715,082)
Redemption fees	-	144	-	1,393

Net increase (decrease)	(242,685)	$(1,991,316)	1,027,028	$9,344,454

Total
Shares sold	3,939,515	$92,296,604	5,448,323	$110,956,737
Shares issued in reinvestment of dividends and distributions	400,181	8,790,242	373,380	7,595,482
Shares redeemed	(5,286,341)	(130,878,503)	(3,947,533)	(105,948,208)
Redemption fees	-	6,203	-	8,374

Net increase (decrease)	(946,645)	$(29,785,454)	1,874,170	$12,612,385

DOMINI SOCIAL EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

	Year Ended July 31,
	2013		2012
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	6,500,207	$46,141,404	7,623,785	$47,140,812
Shares issued in reinvestment of dividends and distributions	129,361	975,385	1,516,463	8,516,972
Shares redeemed	(6,993,286)	(47,524,063)	(6,395,615)	(38,922,281)
Redemption fees	-	1,162	-	1,670

Net increase (decrease)	(363,718)	$(406,112)	2,744,633	$16,737,173

Class A Shares
Shares sold	1,006,185	$7,478,207	490,346	$3,081,747
Shares issued in reinvestment of dividends and distributions	12,770	100,495	50,514	296,968
Shares redeemed	(270,928)	(2,036,729)	(178,615)	(1,139,709)
Redemption fees	-	-	-	26

Net increase (decrease)	748,027	$5,541,973	362,245	$2,239,032

Institutional Shares
Shares sold	3,280,861	$21,910,412	-	$-
Shares issued in reinvestment of dividends and distributions	23	176	-	-
Shares redeemed	(29,836)	(216,574)	-	-
Redemption fees	-	-	-	-

Net increase (decrease)	3,251,048	$21,694,014	-	$-

Total
Shares sold	10,787,253	$75,530,023	8,114,131	$50,222,559
Shares issued in reinvestment of dividends and distributions	142,154	1,076,056	1,566,977	8,813,940
Shares redeemed	(7,294,050)	(49,777,366)	(6,574,230)	(40,061,990)
Redemption fees	-	1,162	-	1,696

Net increase (decrease)	3,635,357	$26,829,875	3,106,878	$18,976,205

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2013, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund
Undistributed ordinary income	$1,015,872	$2,754,440
Undistributed long term capital gains	-	-
Capital losses, other losses and other temporary differences	(66,875,259)	(1,992,898)
Unrealized appreciation/(depreciation)	156,792,959	25,131,096

Distributable net earnings/(deficit)	$90,933,572	$25,892,638

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2013, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund
Paid-in capital	$-	$(36,439)
Undistributed net investment income (loss)	134,595	1,047,857
Accumulated net realized gain (loss)	(134,595)	(1,011,418)

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund
Unlimited	66,875,259	-
2018	-	1,142,493
2017	-	850,405

	$66,875,259	$1,992,898

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2013	2012	2013	2012

Ordinary income	9,067,268	7,875,548	1,575,273	6,464,269
Long-term capital gain	-	-	-	4,030,924
Return of Capital	-	-	-	342,906

Total	$9,067,268	$7,875,548	$1,575,273	$10,838,099

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

As of July 31, 2013, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Domini Social Equity Fund and the Domini International Social Equity Fund (collectively the “Funds”), each a Fund within the series of the Domini Social Investment Trust, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund and the Domini International Social Equity Fund as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 20, 2013

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2013

ASSETS:
Investments at value (cost $131,541,956)	$131,619,107
Cash	15,421,838
Receivable for securities sold	221,735
Interest receivable	576,755
Receivable for capital shares	103,223

Total assets	147,942,658

LIABILITIES:
Payable for securities purchased	14,038,366
Payable for capital shares	107,558
Management fee payable	73,964
Distribution fee payable	11,620
Other accrued expenses	24,213
Dividend payable	15,043

Total liabilities	14,270,764

NET ASSETS	$133,671,894

NET ASSETS CONSIST OF:
Paid-in capital	$133,458,427
Undistributed net investment loss	(15,043)
Accumulated net realized gain from investments	151,359
Net unrealized appreciation from investments	77,151

$133,671,894

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$130,340,856

Outstanding shares of beneficial interest	11,686,741

Net asset value and offering price per share*	$11.15

Institutional Shares
Net assets	$3,331,038

Outstanding shares of beneficial interest	298,713

Net asset value and offering price per share*	$11.15

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For The Year Ended July 31, 2013

INCOME:
Interest income	$3,204,173

EXPENSES:
Management fee	557,702
Administrative fee	348,564
Distribution fees – Investor shares	339,584
Transfer agent fees – Investor shares	249,266
Transfer agent fees – Institutional shares	176
Accounting and custody fees	91,852
Professional fees	45,825
Registration – Investor shares	22,075
Registration – Institutional shares	7,096
Shareholding servicing fees – Investor shares	16,103
Shareholding servicing fees – Institutional shares	24
Shareholder communications	16,108
Trustees fees	14,731
Miscellaneous	10,072

Total expenses	1,719,178
Fees waived and expense reimbursed	(402,103)
Fees paid indirectly	(2,540)

Net expenses	1,314,535

NET INVESTMENT INCOME	1,889,638

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	320,270
Net change in unrealized appreciation (depreciation) on investments	(4,984,143)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(4,663,873)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,774,235)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2013	2012
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,889,638	$2,273,179
Net realized gain (loss) on investments	320,270	2,421,039
Net change in unrealized appreciation (depreciation) on investments	(4,984,143)	1,340,863

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,774,235)	6,035,081

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(1,834,174)	(2,268,090)
Institutional shares	(55,464)	(5,089)
Distributions to shareholders from net realized gain:
Investor shares	(1,248,847)	(3,281,039)
Institutional shares	(15,147)	(26)

Net Decrease in Net Assets from Distributions and Dividends	(3,153,632)	(5,554,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	34,305,140	40,943,485
Net asset value of shares issued in reinvestment of distributions and dividends	2,913,277	5,227,958
Payment for shares redeemed	(36,442,282)	(28,984,159)
Redemption fee	1,764	2,295

Net Increase in Net Assets from Capital Share Transactions	777,899	17,189,579

Total Increase (Decrease) in Net Assets	(5,149,968)	17,670,416
NET ASSETS:
Beginning of period	$138,821,862	$121,151,446

End of period	$133,671,894	$138,821,862

Undistributed net investment income (loss)	$(15,043)	$(13,298)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2013		2012		2011		2010		2009
For a share outstanding for the period:
Net asset value, beginning of period	$11.64		$11.61		$11.76		$11.36		$10.79

Income from investment operations:
Net investment income (loss)	0.16		0.21		0.28		0.33		0.40
Net realized and unrealized gain (loss) on investments	(0.38)		0.34		0.06		0.40		0.57

Total income from investment operations	(0.22)		0.55		0.34		0.73		0.97

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.16)		(0.21)		(0.28)		(0.33)		(0.40)
Distributions to shareholders from net realized gain	(0.11)		(0.31)		(0.21)		-		-

Total dividends and distributions	(0.27)		(0.52)		(0.49)		(0.33)		(0.40)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.15		$11.64		$11.61		$11.76		$11.36

Total return [2]	-2.01%		4.80%		2.94%		6.49%		9.15%
Portfolio turnover	129%		126%		151%		66%		33%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$130		$138		$121		$112		$90
Ratio of expenses to average net assets [3]	0.95%	[4]	0.95%	[4]	0.95%	[4]	0.95%	[4]	0.95%	[4]
Ratio of net investment income to average net assets	1.35%		1.76%		2.39%		2.82%		3.60%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor due to a contractual fee waiver. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.24%, 1.28%, 1.29%, 1.33%, and 1.37%, for the years ended July 31, 2013, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95%, 0.95%, 0.96%, 0.95% and 0.95%, for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the year ended July 31, 2013		For the period November 30, 2011 (commencement of operations) through July 31, 2012
For a share outstanding for the period:
Net asset value, beginning of period	$11.64		$11.74

Income from investment operations:
Net investment income (loss)	0.19		0.15
Net realized and unrealized gain (loss) on investments	(0.38)		0.21

Total income from investment operations	(0.19)		0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.19)		(0.15)
Distributions to shareholders from net realized gain	(0.11)		(0.31)

Total dividends and distributions	(0.30)		(0.46)

Redemption fee proceeds	-		-

Net asset value, end of period	$11.15		$11.64

Total return [2]	-1.72%		3.17%
Portfolio turnover	129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$3		$1
Ratio of expenses to average net assets [3]	0.65%	[4]	0.65%	[4]
Ratio of net investment income to average net assets	1.54%		1.88%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.97% and 3.99% for the years ended July 31, 2013 and 2012, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% and 0.65% for the years ended July 31, 2013 and 2012, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

U.S. Government Agency Obligations	$-	$47,446,397	$-	$47,446,397
U.S. Government Agency Mortgage Securities	-	52,624,932	1,912,352	54,537,284
Corporate Obligations	-	23,917,622	-	23,917,622
Corporate Mortgage Securities	-	1,811,106	-	1,811,106
Certificates of Deposit	-	3,150,000	-	3,150,000
Cash Equivalents	-	756,698	-	756,698

Total	$-	$129,706,755	$1,912,352	$131,619,107

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

The investment types categorized above were valued using indicative broker quotes and are therefore considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund, and therefore the disclosure that would address these inputs is not included above.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2012	$198,075
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	14,078
Purchases	6,138,597
Sales	(1,157,196)
Transfers in and/or out of Level Three	(3,281,202)

Balance as of July 31, 2013	$1,912,352

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2013	$(578)

Transfers from Level 2 to Level 3 included securities valued at $1,157,196 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $4,438,398 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders.

The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

As of July 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(F) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(G) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2012, until November 30, 2013, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2013, Domini reimbursed expenses totaling $182,645.

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of Sun-Trust Banks, Inc. Seix Advisors was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2013, fees waived by the Investor shares totaled $219,434.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2013, Domini waived fees as follows:

FEES WAIVED

Domini Social Bond Fund Investor shares	$-
Domini Social Bond Fund Institutional shares	24

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2013, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Government Securities	$164,668,837	$160,105,148
Corporate Obligations	9,337,067	10,654,556

Per the Fund’s arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses (custody fees paid indirectly). For the year ended July 31, 2013, custody fees of the Fund, under these arrangements, were reduced by $2,540.

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2013		2012
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	2,156,020	$24,671,279	3,490,461	$40,442,485
Shares issued in reinvestment of dividends and distributions	252,364	2,893,839	454,075	5,227,918
Shares redeemed	(2,605,244)	(29,803,241)	(2,498,900)	(28,984,159)
Redemption fees	-	1,764	-	2,295

Net increase (decrease)	(196,860)	$(2,236,359)	1,445,636	$16,688,539

Institutional Shares
Shares sold	841,872	$9,633,861	43,526	$501,000
Shares issued in reinvestment of dividends and distributions	1,702	19,438	3	40
Shares redeemed	(588,390)	(6,639,041)	-	-
Redemption fees	-	-	-	-

Net increase (decrease)	255,184	$3,014,258	43,529	$501,040

Total
Shares sold	2,997,892	$34,305,140	3,533,987	$40,943,485
Shares issued in reinvestment of dividends and distributions	254,066	2,913,277	454,078	5,227,958
Shares redeemed	(3,193,634)	(36,442,282)	(2,498,900)	(28,984,159)
Redemption fees	-	1,764	-	2,295

Net increase (decrease)	58,324	$777,899	1,489,165	$17,189,579

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2013 is as follows:

Undistributed long term gains	$300,512
Capital losses, other losses and other temporary differences	(15,042)
Unrealized appreciation/(depreciation)	(72,003)

Distributable net earnings/(deficit)	$213,467

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

For the year ended July 31, 2013, the Fund reclassified $1,745 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2013	2012
Ordinary income	$1,506,732	$3,362,685
Long-term capital gain	1,646,900	2,191,559

Total	$3,153,632	$5,554,244

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2013

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

As of July 31, 2013, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Domini Social Bond Fund (the “Fund”), a Fund in the series of the Domini Social Investment Trust, as of July 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of July 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Bond Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 20, 2013

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2013

The amount of long-term capital gains paid for the year ended July 31, 2013 was as follows:

Domini Social Equity Fund	$-
Domini International Social Equity Fund	-
Domini Social Bond Fund	1,646,900

For dividends paid from net investment income during the year ended July 31, 2013, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$14,031,639
Domini International Social Equity Fund	5,102,273

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2013, 70% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$ 506,992	$ 0.02	$ 6,046,659	$ 0.23

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 26, 2013, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), the continuation and approval of the submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund and International Fund; and the continuation of the submanagement agreement between Domini and Seix Investment Advisors, LLC (“Seix,” and together with Domini and Wellington Management, the “Advisers”) for the Bond Fund.

Prior to the April 26, 2013, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the management and submanagement agreements at the Board’s meeting on April 26, 2013. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of such agreements. The Trustees did not identify any particular information or factor that was all-important or controlling. Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2012 and February 28, 2013, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2012 and February 28, 2013. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the for the 1-, 3-, 5-, and 10-year periods ended February 28, 2013. The Trustees noted that the Equity Fund Investor shares had positive investment performance net of expenses for recent periods including the latest year-to-date, 6-month, 1-, 3-, 5-, and 10-year periods but had underperformed the S&P 500 for the same periods. The Trustees noted that the Equity Fund Investor shares had underperformed its peer group, compared to the group’s median performance for the 1-, 3-, 5- and 10-year periods ended February 28, 2013, and were in the 10th decile for the 1- and 10-year periods, 8th decile for the 3-year period, and 7th decile for the 5-year period. The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the recent market conditions, and the information they received regarding the performance of the Wellington Management quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangements with respect to the Fund, and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered Wellington Management’s representation that the submanagement fee it receives with respect to the Fund is competitive with the general range of the fees Wellington Management receives with respect to other client funds of similar size. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee and no changes had been made to that advisory fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the median management and administrative fees for relevant peer group of socially responsible funds and compared the Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s aggregate management and sponsorship fees were lower relative to the median management and administrative fees of the peer group taking into account applicable contractual fee waivers. The Trustees noted that the Fund’s total expense ratio was higher relative to the median and average total expense ratio of the peer group with marketing, and about the same relative to the median and average total expense ratio of the peer group’s total expense ratio net of distribution/marketing. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable and supported the approval and continuance of the amended and restated management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of

Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2012. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2012, and its pro-forma income statement for the year ended December 31, 2012, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and no changes were made to those arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1-, 3-, and 5-year periods ended December 31, 2012 and February 28, 2013, as well as the International Fund’s performance for each full calendar year since inception (December 31, 2006) and cumulative performance from inception, through December 31, 2012 and February 28, 2013. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3-, and 5-year periods ended February 28, 2013. The Trustees noted that the International Fund Investor shares net returns as of February 28, 2013 had lagged relative to its benchmark for the 5-year and since inception periods, but outperformed the benchmark for the year-to-date, 6-month, 1- and 3-year periods. The Trustees noted that the International Fund Investor shares had outperformed relative to its peer group, compared to the group’s median performance, for the 1-, 3- and 5-year periods. The Trustees also noted that the International Fund Investor shares were in the 1st, 2nd, and 4th deciles for the 1-, 3-, and 5-year periods, respectively. The Trustees considered the recent market conditions and the information they received regarding the performance of Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund, the portion of the fees retained by Domini, and Domini’s contractual fee waiver arrangement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington Management receives with respect to its other client funds of similar size. The Trustees considered the information provided to them by Strategic Insight regarding the level of the International Fund Investor shares management and administrative fees versus the median management and administrative fees for relevant peer groups of socially responsible (SRI) and non-SRI funds and compared the Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s management fees, were higher relative to the median management and administrative fees of the relevant peer groups taking into account the applicable contractual fee waiver arrangements but were about the same as the median management and administrative fees of the SRI peer group without agreed upon fee waivers. The Trustees noted that the Fund’s total expense ratio with marketing, after giving effect to contractual expense waivers, was higher relative to the median total expense ratio of the non-SRI peer group, but lower relative to the median total expense ratio of the SRI peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2012 and considered the impact on Domini’s profitability of the reduction of the submanagement fee rate applicable to the first two breakpoints of the submanagement fee payable by Domini with respect to the Fund. The

Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2012, and its unaudited pro-forma income statement for the year ended December 31, 2012, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Seix pursuant to the submanagement agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Seix and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2012 and February 28, 2013, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2012 and February 28, 2013. They compared those returns to the returns of the applicable benchmark, the Barclays Capital Intermediate Aggregate Index, for the same periods, the performance of relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1-, 3-, 5-, and 10-year periods ended February 28, 2013. The Trustees noted that the Bond Fund Investor shares had positive net investment returns for all periods except the Year to Date period ended February 28, 2013 but had underperformed relative to its benchmark for each period except the 2008 calendar year The Trustees noted that the Bond Fund Investor shares had underperformed relative to its peer group compared to the group’s median performance for the 1-, 3-, 5-, and 10-year periods. The Trustees noted that the Bond Fund was in the 9th decile for the 1- and 3- year periods, 7th decile for the 5-year period, and 8th decile for the 10-year period. The Trustees considered the recent market conditions, the portfolio’s high portfolio quality, diversification, the low volatility of the Fund’s performance, and the submanager’s focus on income rather than risk to drive returns. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini and Seix to manage the Bond Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund and the portion of the fees retained by Domini. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee and that no changes to the fee arrangements with Domini or the submanager were under consideration. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Bond Fund Investor shares management and administrative fees versus the median management and administrative fees for a relevant peer group of socially responsible (SRI) and non-SRI funds and compared the Bond Fund’s total expense ratio with and without distribution/marketing to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees. The Trustees considered that the submanagement fees Seix receives with respect to the Bond Fund are consistent with the fees Seix charges with respect to other accounts with similar investment objectives and strategies. The Trustees noted that the management and administrative fee for the Bond Fund, after giving effect to contractual expense waivers, was lower than the median management and administrative fees of the relevant peer groups. The Trustees also noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly lower than the median total expense ratio of the peer groups without distribution/marketing and lower than the median total expense ratio of only the non-SRI peers with distribution/marketing. In light of the foregoing, and taking into account the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2012 along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2012. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for SunTrust Banks, Inc. (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2013. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (63) Chair, Trustee, and President of the Trust since 1990	CIO (since 2010), CEO (since 2002), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member, Loring, Wolcott & Coolidge Trust, LLC (trust company), (2010-present); Board Member, Partners for the Common Good (community development nonprofit) (2005-2008); Chair, Director, and President, Domini Foundation (nonprofit humanitarian organization) (2004-2009).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (66) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Scale Initiatives, The Aspen Institute (research and education) (2010 to present), Director, Economic Opportunities Program, The Aspen Institute (research and education) (2001-2010); Director, NCB Capital Impact (2006-2008); Director, Low Income Investment Fund (community revitalization nonprofit) (since 2009).	3

Gregory A. Ratliff (53) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007); Senior Fellow, Aspen Institute (nonprofit) (2002-2008).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

John L. Shields (60) Trustee of the Trust since 2004	President, Advisor Guidance, Inc. (management consulting firm) (since 2010); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); Director, Cogo Labs, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (43) Secretary of the Trust since 2005	Deputy General Counsel (since 2009), Mutual Fund Counsel (2005-2009), Domini Social Investments LLC; Secretary, Domini Funds (since 2005).	N/A

Adam M. Kanzer* (47) Chief Legal Officer of the Trust since 2003 Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998), Domini Social Investments LLC; Chief Legal Officer (since 2003), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2009-2010; since 2012), Member, Advisory Council, Sustainability Accounting Standards Board (since 2012); Director, Global Network Initiative (nonprofit human rights organization) (since 2010); Director, Tax Justice Network-USA (non-profit organization) (since 2013).	N/A

Carole M. Laible* (49) Treasurer of the Trust since 1997 Vice President of the Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (2002-2011), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (57) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (33) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Senior Compliance Analyst (2009-2012), Compliance Associate (2005 to 2009), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (43) Assistant Treasurer of the Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Maurizio Tallini* (39) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Chief Operating Officer (since 2011), Member (since 2007), Managing Director (2007-2011), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Registered Representative, (2012-present), DSIL Investments Services, LLC.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

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DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Fund

Domini International Social Equity Fund

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Domini Social Bond Fund

Seix Investment Advisors LLC

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02116

Legal Counsel:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX

Domini International Social Equity Fund

Investor Shares: CUSIP 257132704 | DOMIX

Class A Shares: CUSIP 257132886 | DOMAX

Institutional Shares: CUSIP 257132811 | DOMOX

Domini Social Bond Fund

Investor Shares: CUSIP 257132209 | DSBFX

Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post consumer waste.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

For the fiscal years ended July 31, 2013, and July 31, 2012, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2013	2012
Domini Social Equity Fund	$35,500	$35,500
Domini Social Bond Fund	$29,500	$29,500
Domini International Social	$29,500	$29,500
Equity Fund

(b)  Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2013, and July 31, 2012.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2013, and July 31, 2012 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c)  Tax Fees

In each of the fiscal years ended July 31, 2013, and July 31, 2012, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2013	2012
Domini Social Equity Fund	$6,200	$6,000
Domini Social Bond Fund	$6,200	$6,000
Domini International Social	$6,200	$6,000
Equity Fund

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2013, and July 31, 2012 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d)  All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2013 and July 31, 2012 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2013, and July 31, 2012 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)  Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 25, 2013 through October 31, 2014

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 25, 2013 through October 31, 2014

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 25, 2013 through October 31, 2014

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 25, 2013 through October 31, 2014

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

¡	Bookkeeping or other services related to the accounting records or financial statements of the audit client

¡	Financial information systems design and implementation

¡	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

¡	Actuarial services

¡	Internal audit outsourcing services

¡	Management functions

¡	Human resources

¡	Broker-dealer, investment adviser or investment banking services

¡	Legal services

¡	Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)  None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f)  According to KPMG for the fiscal year ended July 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2013
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social	0%
Equity Fund

(g)  There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2013 and July 31, 2012.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2013 was $18,600. These fees related to the 2013 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2012, were $18,000. These fees related to the 2012 Tax Fees described in Item 4 (c).

(h)  Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)  The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)  Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Within 90 days prior to the filing of this report on Form N-CSR, Amy Domini Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)  The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)  Not applicable to the registrant.

(b)  A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President

Date: October 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President (Principal Executive Officer)

Date: October 7, 2013

By:	/s/ Carole M. Laible
Carole M. Laible Treasurer (Principal Financial Officer)

Date: October 7, 2013